UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934

                                December 6, 2010
                ------------------------------------------------
                Date of Report (date of earliest event reported)


                                  CYTODYN INC.
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              Exact name of Registrant as Specified in its Charter

         Colorado                  000-49908                 75-3056237
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State or Other Jurisdiction     Commission File    IRS Employer Identification
     of Incorporation               Number                    Number


                  1511 Third Street, Santa Fe, New Mexico 87505
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           Address of Principal Executive Offices, Including Zip Code

                                 (505) 988-5520
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               Registrant's Telephone Number, Including Area Code

                                 Not applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS FOR CERTAIN OFFICERS.

(b)(1) On December 6, 2010, Mr. Allen D. Allen voluntarily resigned as the Company's President and CEO and was elected by the Company's Board as the Company's Chief Technical Officer. Mr. Allen will remain the Chairman of the Board of Directors.

(c) (1)(2) On December 6, 2010, the Company's Board elected Kenneth J. Van Ness, Age 59 to fill the vacancy of the Company's President and CEO to serve until the next annual meeting of the Directors. Mr. Van Ness has been a Director of the Company since June 2010. From 1999 to the present Mr. Van Ness has been the managing member of two private equity companies, Greenwood Hudson Portfolio LLC and Technolgy Capital Services, LLC comprised of investments in over 20 public companies. From 1996 until December 2005 Mr. Van Ness was the Managing Director for Medallion Mortgage and Financial Services. From November 1995 until August 1996 he was the Managing Partner for the Branch office of Bankers Financial Funding Service Corporation.

    (3) The Company's Compensation Committee approved an annual base salary of $200,000 to paid semimonthly. Bonuses shall be paid as follows:

          On March 31, 2011 if the Company has over $1,000,000 in cash Mr. Van Ness will receive a bonus of $50,000.

          On June 30, 2011 if the Company has over $1,500,000 in cash Mr. Van Ness will receive a bonus of $50,000.

          On September 30, 2011 if the Company has over $2,000,000 in cash Mr. Van Ness will receive a bonus of $50,000.

          On December 31, 2011 if the Company has over $3,000,000 in cash Mr. Van Ness will receive a bonus of $50,000.

The bonuses are retroactive if the cash goals are received in a later quarter.

Mr. Van Ness will receive a bonus of 5% for any funds raised during the calendar year 2011 above $5,000,000 with a maximum cap of $500,000.

Mr. Van Ness was granted 500,000 nonqualified stock options under the Company's Stock Option and Incentive Plan at an exercise price of $1.19. 25% of the options will vest after first anniversary and 6.25% will vest at the end of each following quarter. All options vest immediately upon a change of control. Options would expire 90 days after termination.


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ITEM 7.01  REGULATION FD DISCLOSURE.

     The Company issued a press release on June 10, 2010 (attached hereto as Exhibit 99) regarding the election of Kenneth J. Van Ness to the Company's Board of Directors.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

     Exhibit 99 Press Release regarding the election of Kenneth J. Van Ness as Company's President and CEO.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CYTODYN INC.



Date:  December 8, 2010                  By: /s/ Kenneth J. Van Ness
                                            -------------------------------
                                         Kenneth J. Van Ness
                                         President and CEO